Cash and cash equivalents	12 Months Ended
Dec. 31, 2018
Cash and cash equivalents [abstract]
Disclosure of cash and cash equivalents [text block]

16 Cash and cash equivalents

	At 31 December
(in USD million)	2018	2017

Cash at bank available	1,140	591
Time deposits	2,068	1,889
Money market funds	2,255	381
Interest bearing securities	1,590	1,092
Restricted cash, including margin deposits	501	437

Cash and cash equivalents	7,556	4,390

Restricted cash at 31 December 2018 and 2017 includes collateral deposits related to trading activities of USD 365 million and USD 300 million, respectively. Collateral deposits are related to certain requirements set out by exchanges where Equinor is participating. The terms and conditions related to these requirements are determined by the respective exchanges.